Exhibit 99.1

Creative Vistas, Inc.
Pro Forma Combined Condensed Balance Sheet And Statements of Operations (Unaudited)

The unaudited pro forma data presented in the unaudited pro forma condensed consolidated financial statements is included in order to illustrate the effect on the Company’s financial statements of the transactions described in Item 1.01 in Form 8K.

Creative Vistas, Inc. Unaudited Pro Forma Condensed Consolidated Balance Sheet
	June 30, 2011	Pro Forma Adjustments Increase (Decrease)		Pro Forma Consolidated

Assets
Current Assets
Cash and bank balances	$2,275,488	$1	(a)	$1,835,078
		(440,411)	(b)
Accounts receivable, net of allowance for doubtful accounts	3,744,378	(2,137,489)	(b)	1,606,889
Income tax receivable	80,506	-		80,506
Inventory and supplies	634,916	(213,052)	(b)	421,864
Prepaid expenses	223,891	(154,922)	(b)	68,969
Total current assets	6,959,179	(2,945,873)	(b)	4,013,306
Property, plant and equipment, net of depreciation and amortization	3,471,401	(2,693,900)	(b)	777,501
Deposits	214,406	(214,406)	(b)	-
Deferred financing costs, net	151,755	(151,755)	(b)	-
Intangible assets, net	41,468	(41,468)	(b)	-
Deferred income taxes	37,788			37,788
	$10,875,997	$(6,047,402)		$4,828,595
Liabilities and Shareholders' (Deficiency)
Current Liabilities
Bank indebtedness	$1,076,799	$(639,175)	(b)	$437,624
Accounts payable and accrued liabilities	4,344,779	1,774,576	(a)	1,953,447
		(4,165,908)	(b)
Current portion of obligations under capital leases	1,666,238	(1,666,238)	(b)	-
Deferred income	44,463	-		44,463
Deferred income taxes	25,858	-		25,858
Current portion of term notes	14,001,128	(7,287,500)	(a)	1,564,874
		(5,148,754)	(b)
Total current liabilities	21,159,265	(17,132,999)		4,026,266
Term notes	1,819,553	(1,819,553)	(b)	-
Notes payable to related parties	1,500,000	-		1,500,000
Obligations under capital lease, net of current portion	899,966	(899,966)	(b)	-
Due to related parties	238,010	-		238,010
	25,616,794	(19,852,518)		5,764,276
Shareholders' (deficiency)
Share capital
Preferred stock no par value, 50,000,000 shares authorized; none issued or outstanding
Common stock, no par value 100,000,000 shares authorized; 37,488,714 shares issued and outstanding
Common stock	6,555,754	-		6,555,754
Additional paid-in capital	14,334,030	-		14,334,030
Accumulated (deficit)	(33,645,258)	2,409,368	(a)	(21,457,980)
		9,777,910	(b)
Accumulated other comprehensive (losses)	(1,985,323)	1,617,838	(b)	(367,485)
	(14,740,797)	13,805,116		(935,681)
	$10,875,997	$6,047,402		$4,828,595

Exhibit 99.1

Creative Vistas, Inc.
Unaudited Pro Forma Condensed Consolidated Statement Of Operations
For the year ended December 31, 2010
	2010	Pro Forma Adjustments Increase (Decrease)		Pro Forma Consolidated
Contract and service revenue
Contract	$5,683,974	$-		$5,683,974
Service	34,179,089	(32,715,332)	(b)	1,463,757
Other	3,422	-		3,422
	39,866,485	(32,715,332)		7,151,153
Cost of sales (excluding depreciation and amortization)
Contract	3,433,858	-		3,433,858
Service	25,997,384	(25,501,588)	(b)	495,796
Project expenses	983,294	-		983,294
Selling expenses	911,514	-		911,514
General and administrative expenses	4,746,140	(2,770,591)	(b)	1,975,549
Depreciation expense	2,225,631	(2,143,167)	(b)	82,464
Amortization of intangible assets	231,247	(31,247)	(b)	-
		(200,000)	(d)
	38,529,068	(30,646,593)		7,882,475
Income (loss) from operations	1,337,417	2,068,739		(731,322)
Interest and other expenses (income)
Net financing expenses	2,287,879	(937,806)	(b)	172,362
		(565,912)	(b)
		(517,208)	(c )
		(94,591)	(e)
Amortization of deferred charges	173,438	(147,460)	(b)	25,978
Foreign currency translation (gain) loss	(442,093)	381,320	(b)	(60,773)
	2,019,224	(1,881,657)		137,567
Income (Loss) before income taxes	(681,807)	187,082		(868,889)
Income taxes	-	-		-
Net Income (loss)	(681,807)	187,082		(868,889)
Other comprehensive (loss):
Foreign currency translation adjustment	(582,203)	518,052	(b)	(64,151)
Comprehensive (loss)	$(1,264,010)	$330,970		$(933,040)
Basic and diluted weighted-average shares	37,488,714			37,488,714
Basic and diluted (loss) per share	$(0.02)			$(0.02)

Exhibit 99.1

Creative Vistas, Inc.
Unaudited Pro Forma Condensed Consolidated Statement Of Operations
For the six months period ended June 30, 2011
	Six months ended June 30, 2011	Pro Forma Adjustments Increase (Decrease)		Pro Forma Consolidated
Contract and service revenue
Contract	$3,721,569	$-		$3,721,569
Service	15,231,545	(14,508,049)	(b)	723,496
Other	1,459	-		1,459
	18,954,573	(14,508,049)		4,446,524
Cost of sales (excluding depreciation and amortization)
Contract	1,976,688	-		1,976,688
Service	12,200,451	(11,834,654)	(b)	365,797
Project expenses	587,082	-		587,082
Selling expenses	496,288	-		496,288
General and administrative expenses	1,956,621	(1,273,412)	(b)	683,209
Depreciation expense	907,370	(866,316)	(b)	41,054
Amortization of intangible assets	16,422	(16,422)	(b)	-
	18,140,922	(13,990,804)		4,150,118
Income (loss) from operations	813,651	(517,245)		296,406
Interest and other expenses (income)
Net financing expenses	1,021,412	(477,435)	(b)	82,793
		(191,198)	(b)
		(256,479)	(f)
		(13,507)	(g)
Amortization of deferred charges	79,482	(77,303)	(b)	2,179
Foreign currency translation (gain) loss	(280,907)	242,557	(b)	(38,350)
	819,987	(773,365)		46,622
Income (Loss) before income taxes	(6,336)	(256,120)		249,784
Income taxes	-	-		-
Net income (loss)	(6,336)	(256,120)		249,784
Other comprehensive income (loss):
Foreign currency translation adjustment	(375,835)	335,158	(b)	(40,677)
Comprehensive income (loss)	$(382,171)	$591,278		$209,107
Basic and diluted weighted-average shares	37,488,714			37,488,714
Basic and diluted earnings (loss) per share	$(0.00)			$0.01

Exhibit 99.1

Creative Vistas, Inc. And Subsidiaries
Notes To Unaudited Pro Forma Condensed Consolidated Financial Statements

1. BASIS OF PRESENTATION

The accompanying unaudited pro forma consolidated condensed balance sheet as of June 30, 2011 present the historical results of operations for Creative Vistas, Inc. and subsidiaries as of June 30, 2011 with pro forma adjustments as if the disposal of Cancable Holding Corp., Cancable Inc., Cancable, Inc. Cancable XL Inc., XL Digital Services Inc. and 2141306 Ontario Inc. (“Cancable”) had taken place on June 30, 2011 in a transaction accounted for as a sale in accordance with accounting principles generally accepted in the United States of America.

The accompanying unaudited pro forma consolidated condensed statements of operations for the six months ended June 30, 2011 present the historical results of operations for Creative Vistas, Inc. and subsidiaries for the six months period ended June 30, 2011 with pro forma adjustments as if the disposal of Cancable had taken place on January 1, 2011 in a transaction accounted for as a sales in accordance with accounting principles generally accepted in the United States of America.

The accompanying unaudited pro forma consolidated condensed statements of operations for the year ended December 31, 2010 present the historical results of operations for Creative Vistas, Inc. and subsidiaries for the year ended December 31, 2010 with pro forma adjustments as if the disposal of Cancable and its subsidiaries had taken place on January 1, 2010 in a transaction accounted for as a sales in accordance with accounting principles generally accepted in the United States of America.

Certain reclassifications have been made to the historical financial statements to condense and conform to the pro forma consolidated condensed financial statement presentation.

2. PRO FORMA ADJUSTMENTS

The following adjustments give pro forma effect to the transaction:

(a)	To reflect the selling price of US$1and the liabilities assumed by the purchaser	$2,409,368
(b)	To eliminate Stockholder's Deficiency of the disposed company	$9,777,910
(c )	To reflect the elimination of interest cost on term loans assumed by the purchaser for the year ended December 31, 2010	$517,208
(d )	To reflect the elimination of amortization of intangible assets for the year ended December 31, 2010	$200,000
(e)	To reflect the elimination of interest on deferred principal repayment on term loans assumed by the purchaser for the year ended December 31, 2010.	$94,591
(f)	To reflect the elimination of interest cost on term loans assumed by the purchaser for the six months ended June 30, 2011	$256,479
(g)	To reflect the elimination of interest on deferred principal repayment on term loans assumed by the purchaser for the year ended December 31, 2010.	$13,507